Exhibit 99.1

For Immediate Release

Meta Financial Group Announces Preliminary Financial Results and Discusses the Effect of New FDIC Guidance
on Brokered Deposits

SIOUX FALLS, S.D. (1/13/15) – Meta Financial Group, Inc. (NASDAQ: CASH) today announced preliminary unaudited results for its fiscal 2015 first quarter. The Company’s management expects to report net income for the three months ended December 31, 2014 between $3.5 million and $3.6 million, and between $4.7 million and $4.8 million excluding approximately $1.3 million ($0.85 million after tax) in net losses on sales of investment securities and approximately $0.5 million ($0.35 million after tax) in expenses related to the Company’s acquisition of AFS/IBEX Financial Services which occurred in the Company’s fiscal 2015 first quarter. The Company’s estimates of net losses on sales of investment securities and acquisition-related expenses were previously disclosed in the Company’s Annual Report on Form 10-K for its fiscal year ended September 30, 2014.

The Company estimates that average deposits grew approximately 15% from its fiscal 2014 first quarter to its fiscal 2015 first quarter, up from year-over-year growth of 10% for the quarter ended September 30, 2014 and 9% year-over-year growth for the quarter ended June 30, 2014, and expects accelerating deposit growth to continue through its fiscal 2015 second quarter. Further, the Company estimates gross loan growth, excluding purchased loans, of $114.7 million, or 28%, from December 31, 2013 to December 31, 2014, and expects that such gross loan growth will continue in the near term. The Company expects to report results for its fiscal 2015 first quarter on Thursday, January 29, 2015.

In addition, on January 5, 2015, the Federal Deposit Insurance Corporation (“FDIC”) published industry guidance (the “Guidance”) in the form of Frequently Asked Questions with respect to the categorization of deposit liabilities as "brokered" deposits. Following the Company's review of the Guidance, it has determined, effective for the quarter ended December 31, 2014, to treat up to $1.3 billion of its deposit liabilities as brokered deposits.

Due to the Bank’s status as a "well-capitalized" institution under the FDIC's prompt corrective action regulations, and further with respect to the Bank’s financial condition in general, the Company does not anticipate that the Guidance will have an adverse impact on the Company’s statements of financial condition or statements of operations. However, should the Bank fail to be well-capitalized in the future, the Bank would be prohibited, absent waiver from the FDIC, from utilizing brokered deposits (i.e., may not accept, renew or rollover brokered deposits), which could produce serious adverse effects on the Company’s liquidity and financial condition and results of operations.

The estimates discussed above are preliminary and may change. The Company and its auditors have not completed the normal quarterly review procedures for the quarter ended December 31, 2014, and there can be no assurance that the final results for this quarter will not differ from these estimates, including as a result of quarter-end closing procedures or review adjustments, and such changes could be material. These estimates should not be viewed as a substitute for full interim financial statements prepared in accordance with Generally Accepted Accounting Procedures or as a measure of the Company’s performance.

Media Contact:
Eric Backstrom
Director of Marketing and Communications
Phone: 605.782.0908
ebackstrom@metapay.com

This press release and other important information about the Company are available at www.metafinancialgroup.com.

Meta Financial Group, Inc.®, (“Meta Financial” or “the Company” or “us”) and its wholly-owned subsidiary, MetaBank® (the “Bank” or “MetaBank”), may from time to time make written or oral “forward-looking statements,” including statements contained in this release, in its filings with the Securities and Exchange Commission (“SEC”), in its reports to stockholders, and in other communications by the Company, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such statements address, among others, the following subjects: completion of review procedures for the quarter ended December 31, 2014; future operating results; customer retention; loan and other product demand; important components of the Company’s balance sheet and income statements; growth and expansion; new products and services, such as those offered by MetaBank or Meta Payment Systems® (“MPS”), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company’s employees. The following factors, among others, could cause the Company’s financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of and acceptance of new products and services offered by the Company as well as risks (including reputational and litigation) attendant thereto and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; the ability of the Bank to successfully integrate the operations of AFS/IBEX Financial Services Inc. (“AFS/IBEX”); the scope of restrictions and compliance requirements imposed by the Consent Order entered into by the Company as administered by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and any other such actions which may be initiated by our regulators; the impact of changes in financial services laws and regulations, including but not limited to our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve; technological changes, including but not limited to the protection of electronic files or databases; acquisitions; litigation risk in general, including but not limited to those risks involving the MPS division; the growth of the Company’s business as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default.

The foregoing list of factors is not exclusive. Additional discussions of factors affecting the Company's business and prospects are reflected under the headings "Risk Factors" and in other sections of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2014, those factors addressed in the prospectus supplement and the accompanying prospectus filed in connection with the Company’s at-the-market offering and other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.